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SIGNATURE

                                                                      Exhibit 9

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the use in this Amendment to the Registration Statement of our report dated March 25, 1997 relating to the Statement of Financial Condition of The PaineWebber Equity Trust, Growth Stock Series 19, including the Schedule of Investments, included herein, and to the reference made to us under the caption "Independent Auditors".



                                            ERNST & YOUNG LLP

March 25, 1997
New York, New York